UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2004

PERFORMANCE FOOD GROUP COMPANY

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-22192	54-0402940
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

12500 West Creek Parkway
Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

(804) 484-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Ex-10.1 First Amendment to Amended and Restated Credit Agreement
Ex-99.1 Press Release dated September 16, 2004
Ex-99.2 Press Release dated September 17, 2004

Item 1.01. Entry into a Material Definitive Agreement.

     On September 15, 2004, Performance Food Group Company, a Tennessee corporation (the “Company”) entered into an amendment (the “First Amendment to Credit Agreement”) to the Company’s Amended and Restated Credit Agreement dated April 28, 2003 (the “Credit Agreement”) by and among the Company, as borrower, the lenders party thereto, Wachovia Bank, National Association, as administrative agent for the lenders thereunder and Bank of America, N.A. and SunTrust Bank as documentation agents (the “Credit Agreement”).

     The First Amendment to Credit Agreement amends the Credit Agreement, among other things, to (i) permit the Company’s redemption of its $201,250,000 principal amount 5 1/2% Convertible Subordinated Notes due October 16, 2008 (the “Notes”) during the period from September 15, 2004 until December 31, 2004; and (ii) modify the financial covenants related to the ratio required to be maintained by the Company of the Company’s Senior Debt (as defined in the Credit Agreement) to EBITDAR (as defined in the Credit Agreement).

Item 7.01. Regulation FD Disclosure.

     On September 16, 2004, the Company issued the press release attached hereto as Exhibit 99.1 announcing the Company’s intention to explore its strategic alternatives with respect to its fresh-cut produce business.

     On September 17, 2004, the Company issued the press release attached hereto as Exhibit 99.2 announcing that it had provided notice to the registered holders of the Notes that it would redeem the Notes in full on October 18, 2004 (the “Redemption Date”) by paying to the registered holders of the Notes the redemption price of 103.1429% of the $201,250,000 principal amount of the Notes plus accrued but unpaid interest to the Redemption Date. The Company expects to fund the redemption of the Notes with borrowings under the Credit Agreement, as amended.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 2004, by and among Performance Food Group Company, the Lenders a party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

99.1	Press Release of Performance Food Group Company dated September 16, 2004.

99.2	Press Release of Performance Food Group Company dated September 17, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY
	By:	/s/ John D. Austin
John D. Austin
Date: September 17, 2004		Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

10.1	First Amendment to Amended and Restated Credit Agreement, dated as of September 15, 2004, by and among Performance Food Group Company, the Lenders a party thereto and Wachovia Bank, National Association, as Administrative Agent for the Lenders.

99.1	Press Release of Performance Food Group Company dated September 16, 2004.

99.2	Press Release of Performance Food Group Company dated September 17, 2004.

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